Exhibit 99.1

MSM 2005-6AR                                                    MORGAN STANLEY
                                                                    79 records
Group 4                                                    Balance: 37,361,291
===============================================================================


--------------------------------------------------------------------------------------------------------------
                                                       Total                                         Weighted
                                     Number          Current          % of                            Average
                                         of          Balance         Total     Weighted   Weighted   Original
                                   Mortgage    of Collateral       Current      Average    Average    Subject
Mortgage Rates (%)                    Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
--------------------------------------------------------------------------------------------------------------
4.501 - 5.000                             3     1,963,651.09          5.26        5.000        735      76.65
5.001 - 5.500                            37    17,722,686.48         47.44        5.415        739      66.59
5.501 - 6.000                            27    11,728,430.63         31.39        5.773        735      70.44
6.001 - 6.500                             9     3,758,789.87         10.06        6.326        709      75.28
6.501 - 7.000                             3     2,187,732.99          5.86        6.879        699      71.62
--------------------------------------------------------------------------------------------------------------
Total:                                   79    37,361,291.06        100.00        5.683        732      69.50
--------------------------------------------------------------------------------------------------------------
Minimum:  5.000%
Maximum:  7.000%
Weighted Average:  5.683%
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                       Total                                         Weighted
                                     Number          Current          % of                            Average
                                         of          Balance         Total     Weighted   Weighted   Original
                                   Mortgage    of Collateral       Current      Average    Average    Subject
Net Coupon (%)                        Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
--------------------------------------------------------------------------------------------------------------
4.501 - 5.000                            12     5,057,664.80         13.54        5.122        748      68.52
5.001 - 5.500                            43    21,424,448.09         57.34        5.531        735      67.06
5.501 - 6.000                            18     7,187,511.97         19.24        6.001        734      75.95
6.001 - 6.500                             5     2,396,666.20          6.41        6.563        673      73.72
6.501 - 7.000                             1     1,295,000.00          3.47        7.000        726      70.00
--------------------------------------------------------------------------------------------------------------
Total:                                   79    37,361,291.06        100.00        5.683        732      69.50
--------------------------------------------------------------------------------------------------------------
Minimum:  4.750%
Maximum:  6.625%
Weighted Average:  5.409%
--------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 25, 2005 10:42                                                 Page 1 of 8

MSM 2005-6AR                                                    MORGAN STANLEY
                                                                    79 records
Group 4                                                    Balance: 37,361,291
===============================================================================


--------------------------------------------------------------------------------------------------------------
                                                       Total                                         Weighted
                                     Number          Current          % of                            Average
                                         of          Balance         Total     Weighted   Weighted   Original
Current Mortgage Loan              Mortgage    of Collateral       Current      Average    Average    Subject
Principal Balance ($)                 Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
--------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                         3       250,920.00          0.67        5.485        753      66.58
100,000.01 - 200,000.00                  13     2,033,961.95          5.44        5.614        736      66.85
200,000.01 - 300,000.00                   5     1,223,919.85          3.28        5.609        712      67.37
300,000.01 - 400,000.00                  10     3,553,789.77          9.51        5.903        732      71.90
400,000.01 - 500,000.00                  14     6,331,008.37         16.95        5.732        744      74.65
500,000.01 - 600,000.00                  14     7,710,094.29         20.64        5.571        728      71.84
600,000.01 - 700,000.00                   7     4,629,451.20         12.39        5.535        718      71.84
700,000.01 - 800,000.00                   3     2,257,499.52          6.04        5.703        759      64.39
800,000.01 - 900,000.00                   5     4,139,904.10         11.08        5.672        727      63.22
900,000.01 - 1,000,000.00                 4     3,935,742.01         10.53        5.438        733      63.28
1,000,000.01 - 1,500,000.00               1     1,295,000.00          3.47        7.000        726      70.00
--------------------------------------------------------------------------------------------------------------
Total:                                   79    37,361,291.06        100.00        5.683        732      69.50
--------------------------------------------------------------------------------------------------------------
Minimum:  67,000.00
Maximum:  1,295,000.00
Average:  472,927.73
Total:  37,361,291.06
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                       Total                                         Weighted
                                     Number          Current          % of                            Average
                                         of          Balance         Total     Weighted   Weighted   Original
FICO                               Mortgage    of Collateral       Current      Average    Average    Subject
Score                                 Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
--------------------------------------------------------------------------------------------------------------
601 - 625                                 1       323,977.16          0.87        5.750        612      56.52
626 - 650                                 2     1,223,032.99          3.27        6.071        645      74.46
651 - 675                                 7     2,546,321.16          6.82        5.784        669      75.32
676 - 700                                 9     4,376,015.85         11.71        5.886        684      68.36
701 - 725                                16     8,045,698.61         21.53        5.544        715      71.57
726 - 750                                17     8,760,574.29         23.45        5.832        736      70.60
751 - 775                                11     4,527,235.16         12.12        5.568        764      70.88
776 - 800                                10     4,793,297.06         12.83        5.429        788      68.83
801 - 825                                 6     2,765,138.78          7.40        5.648        808      54.62
--------------------------------------------------------------------------------------------------------------
Total:                                   79    37,361,291.06        100.00        5.683        732      69.50
--------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  612
Maximum:  811
Non-Zero Weighted Average:  732
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 25, 2005 10:42                                                 Page 2 of 8

MSM 2005-6AR                                                    MORGAN STANLEY
                                                                    79 records
Group 4                                                    Balance: 37,361,291
===============================================================================


--------------------------------------------------------------------------------------------------------------
                                                       Total                                         Weighted
                                     Number          Current          % of                            Average
                                         of          Balance         Total     Weighted   Weighted   Original
                                   Mortgage    of Collateral       Current      Average    Average    Subject
Documentation Level                   Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
--------------------------------------------------------------------------------------------------------------
Limited                                  42    21,882,299.26         58.57        5.692        732      69.27
Full/Alt                                 19     8,069,308.31         21.60        5.466        724      68.80
Lite                                      9     2,913,746.93          7.80        5.526        762      66.69
Stated Documentation                      5     2,724,830.29          7.29        5.955        744      73.16
No Ratio                                  3     1,652,650.00          4.42        6.441        704      77.56
No Documentation                          1       118,456.27          0.32        5.750        748      32.00
--------------------------------------------------------------------------------------------------------------
Total:                                   79    37,361,291.06        100.00        5.683        732      69.50
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                       Total                                         Weighted
                                     Number          Current          % of                            Average
                                         of          Balance         Total     Weighted   Weighted   Original
Original                           Mortgage    of Collateral       Current      Average    Average    Subject
Loan-to-Value Ratio (%)               Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
--------------------------------------------------------------------------------------------------------------
<= 30.00                                  2       896,690.45          2.40        5.513        806      17.90
30.01 - 35.00                             1       118,456.27          0.32        5.750        748      32.00
35.01 - 40.00                             2     1,277,500.00          3.42        5.425        723      38.07
45.01 - 50.00                             4     1,722,852.27          4.61        5.502        742      48.25
50.01 - 55.00                             1       174,263.90          0.47        5.750        750      50.72
55.01 - 60.00                             7     2,550,529.31          6.83        5.662        701      56.28
60.01 - 65.00                             4     3,074,036.13          8.23        5.456        769      62.85
65.01 - 70.00                            10     5,003,268.45         13.39        5.973        731      68.95
70.01 - 75.00                            12     7,512,232.47         20.11        5.796        721      73.36
75.01 - 80.00                            33    14,529,761.81         38.89        5.611        732      79.72
80.01 - 85.00                             1       333,700.00          0.89        6.625        690      84.20
95.01 - 100.00                            2       168,000.00          0.45        5.475        782     100.00
--------------------------------------------------------------------------------------------------------------
Total:                                   79    37,361,291.06        100.00        5.683        732      69.50
--------------------------------------------------------------------------------------------------------------
Minimum:  16.81%
Maximum:  100.00%
Weighted Average by Current Balance:  69.50%
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                       Total                                         Weighted
                                     Number          Current          % of                            Average
Coverage on Loans with Original          of          Balance         Total     Weighted   Weighted   Original
Loan-to-Value Ratios               Mortgage    of Collateral       Current      Average    Average    Subject
above 80%                             Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
--------------------------------------------------------------------------------------------------------------
Y                                         1       333,700.00         66.51        6.625        690      84.20
Yes-Pledged Assets                        2       168,000.00         33.49        5.475        782     100.00
--------------------------------------------------------------------------------------------------------------
Total:                                    3       501,700.00        100.00        6.240        721      89.49
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 25, 2005 10:42                                                 Page 3 of 8

MSM 2005-6AR                                                    MORGAN STANLEY
                                                                    79 records
Group 4                                                    Balance: 37,361,291
===============================================================================


--------------------------------------------------------------------------------------------------------------
                                                       Total                                         Weighted
                                     Number          Current          % of                            Average
Geographic                               of          Balance         Total     Weighted   Weighted   Original
Distribution                       Mortgage    of Collateral       Current      Average    Average    Subject
by Balance                            Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
--------------------------------------------------------------------------------------------------------------
California                               27    15,133,875.41         40.51        5.654        731      66.87
Florida                                   6     3,015,965.64          8.07        6.015        747      72.56
Maryland                                  5     3,014,074.98          8.07        5.505        740      75.74
New York                                  7     2,499,942.78          6.69        6.233        707      71.44
Virginia                                  5     2,098,366.89          5.62        5.548        755      75.05
Washington                                2     1,737,500.00          4.65        5.603        735      67.26
Massachusetts                             3     1,469,984.12          3.93        5.690        760      75.81
New Jersey                                4     1,310,156.27          3.51        5.534        715      51.45
Texas                                     3     1,210,957.81          3.24        5.334        716      81.11
Connecticut                               1       941,000.00          2.52        5.375        715      72.66
Other                                    16     4,929,467.16         13.19        5.667        729      68.76
--------------------------------------------------------------------------------------------------------------
Total:                                   79    37,361,291.06        100.00        5.683        732      69.50
--------------------------------------------------------------------------------------------------------------
Number of States Represented:  21
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                       Total                                         Weighted
                                     Number          Current          % of                            Average
                                         of          Balance         Total     Weighted   Weighted   Original
                                   Mortgage    of Collateral       Current      Average    Average    Subject
Purpose                               Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
--------------------------------------------------------------------------------------------------------------
Refinance - Cashout                      35    18,019,358.33         48.23        5.700        727      65.19
Purchase                                 36    15,576,009.75         41.69        5.630        742      75.08
Refinance - Rate Term                     8     3,765,922.98         10.08        5.823        719      67.01
--------------------------------------------------------------------------------------------------------------
Total:                                   79    37,361,291.06        100.00        5.683        732      69.50
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                       Total                                         Weighted
                                     Number          Current          % of                            Average
                                         of          Balance         Total     Weighted   Weighted   Original
                                   Mortgage    of Collateral       Current      Average    Average    Subject
Property Type                         Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
--------------------------------------------------------------------------------------------------------------
Single Family Residence                  49    25,189,351.23         67.42        5.777        731      68.39
Planned Unit Development                 20     8,519,085.05         22.80        5.466        738      71.69
Condominium                               7     3,171,877.62          8.49        5.514        738      74.23
3 Family                                  2       390,977.16          1.05        5.729        634      63.97
Co-op                                     1        90,000.00          0.24        5.625        802      27.69
--------------------------------------------------------------------------------------------------------------
Total:                                   79    37,361,291.06        100.00        5.683        732      69.50
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 25, 2005 10:42                                                 Page 4 of 8

MSM 2005-6AR                                                    MORGAN STANLEY
                                                                    79 records
Group 4                                                    Balance: 37,361,291
===============================================================================


--------------------------------------------------------------------------------------------------------------
                                                       Total                                         Weighted
                                     Number          Current          % of                            Average
                                         of          Balance         Total     Weighted   Weighted   Original
                                   Mortgage    of Collateral       Current      Average    Average    Subject
Occupancy                             Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
--------------------------------------------------------------------------------------------------------------
Primary                                  64    32,269,496.36         86.37        5.652        733      69.09
Second Home                              11     4,559,207.70         12.20        5.954        720      71.87
Investment                                4       532,587.00          1.43        5.265        752      73.61
--------------------------------------------------------------------------------------------------------------
Total:                                   79    37,361,291.06        100.00        5.683        732      69.50
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                       Total                                         Weighted
                                     Number          Current          % of                            Average
                                         of          Balance         Total     Weighted   Weighted   Original
Remaining Term                     Mortgage    of Collateral       Current      Average    Average    Subject
to Stated Maturity                    Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
--------------------------------------------------------------------------------------------------------------
346 - 348                                 5     1,306,737.54          3.50        6.034        720      66.99
349 - 351                                 1       241,613.18          0.65        5.250        743      80.00
352 - 354                                 5       959,140.00          2.57        5.328        726      72.18
355 - 357                                57    29,046,285.91         77.74        5.556        737      68.15
358 - 360                                11     5,807,514.43         15.54        6.314        712      75.89
--------------------------------------------------------------------------------------------------------------
Total:                                   79    37,361,291.06        100.00        5.683        732      69.50
--------------------------------------------------------------------------------------------------------------
Minimum:  346
Maximum:  359
Weighted Average:  357
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                       Total                                         Weighted
                                     Number          Current          % of                            Average
                                         of          Balance         Total     Weighted   Weighted   Original
                                   Mortgage    of Collateral       Current      Average    Average    Subject
Product Type                          Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
--------------------------------------------------------------------------------------------------------------
7 Yr Arms                                20     8,745,725.78         23.41        5.619        736      67.00
7 Yr Arms - IO 10 Yrs                     7     3,749,537.00         10.04        6.457        717      75.08
7 Yr Arms - IO 7 Yrs                     52    24,866,028.28         66.56        5.589        733      69.53
--------------------------------------------------------------------------------------------------------------
Total:                                   79    37,361,291.06        100.00        5.683        732      69.50
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                       Total                                         Weighted
                                     Number          Current          % of                            Average
                                         of          Balance         Total     Weighted   Weighted   Original
                                   Mortgage    of Collateral       Current      Average    Average    Subject
Index Type                            Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
--------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                         1       200,923.46          0.54        5.750        672      68.34
Libor - 6 Month                          36    16,542,271.05         44.28        5.715        733      67.27
Libor - 1 Year                           42    20,618,096.55         55.19        5.657        732      71.29
--------------------------------------------------------------------------------------------------------------
Total:                                   79    37,361,291.06        100.00        5.683        732      69.50
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 25, 2005 10:42                                                 Page 5 of 8

MSM 2005-6AR                                                    MORGAN STANLEY
                                                                    79 records
Group 4                                                    Balance: 37,361,291
===============================================================================


--------------------------------------------------------------------------------------------------------------
                                                       Total                                         Weighted
                                     Number          Current          % of                            Average
                                         of          Balance         Total     Weighted   Weighted   Original
                                   Mortgage    of Collateral       Current      Average    Average    Subject
Gross Margin (%)                      Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
--------------------------------------------------------------------------------------------------------------
1.501 - 2.000                            26    11,692,076.24         31.29        5.448        739      64.46
2.001 - 2.500                            46    23,013,754.36         61.60        5.750        731      71.18
2.501 - 3.000                             6     2,519,573.46          6.74        6.194        709      77.47
3.001 - 3.500                             1       135,887.00          0.36        5.125        716      69.34
--------------------------------------------------------------------------------------------------------------
Total:                                   79    37,361,291.06        100.00        5.683        732      69.50
--------------------------------------------------------------------------------------------------------------
Minimum:  2.000%
Maximum:  3.250%
Weighted Average:  2.209%
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                       Total                                         Weighted
                                     Number          Current          % of                            Average
                                         of          Balance         Total     Weighted   Weighted   Original
                                   Mortgage    of Collateral       Current      Average    Average    Subject
Initial Periodic Cap (%)              Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
--------------------------------------------------------------------------------------------------------------
4.501 - 5.000                            41    20,458,950.56         54.76        5.662        731      71.39
5.501 - 6.000                            38    16,902,340.50         45.24        5.709        733      67.21
--------------------------------------------------------------------------------------------------------------
Total:                                   79    37,361,291.06        100.00        5.683        732      69.50
--------------------------------------------------------------------------------------------------------------
Minimum:  5.000%
Maximum:  6.000%
Weighted Average:  5.452%
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                       Total                                         Weighted
                                     Number          Current          % of                            Average
                                         of          Balance         Total     Weighted   Weighted   Original
                                   Mortgage    of Collateral       Current      Average    Average    Subject
Periodic Cap (%)                      Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
--------------------------------------------------------------------------------------------------------------
0.501 - 1.000                             5     2,318,650.00          6.21        6.233        712      78.26
1.501 - 2.000                            74    35,042,641.06         93.79        5.647        733      68.92
--------------------------------------------------------------------------------------------------------------
Total:                                   79    37,361,291.06        100.00        5.683        732      69.50
--------------------------------------------------------------------------------------------------------------
Minimum:  1.000%
Maximum:  2.000%
Weighted Average:  1.938%
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 25, 2005 10:42                                                 Page 6 of 8

MSM 2005-6AR                                                    MORGAN STANLEY
                                                                    79 records
Group 4                                                    Balance: 37,361,291
===============================================================================


--------------------------------------------------------------------------------------------------------------
                                                       Total                                         Weighted
                                     Number          Current          % of                            Average
                                         of          Balance         Total     Weighted   Weighted   Original
                                   Mortgage    of Collateral       Current      Average    Average    Subject
Lifetime Rate Cap (%)                 Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
--------------------------------------------------------------------------------------------------------------
5.000                                    41    20,458,950.56         54.76        5.662        731      71.39
6.000                                    38    16,902,340.50         45.24        5.709        733      67.21
--------------------------------------------------------------------------------------------------------------
Total:                                   79    37,361,291.06        100.00        5.683        732      69.50
--------------------------------------------------------------------------------------------------------------
Minimum:  5.000%
Maximum:  6.000%
Weighted Average:  5.452%
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                       Total                                         Weighted
                                     Number          Current          % of                            Average
                                         of          Balance         Total     Weighted   Weighted   Original
                                   Mortgage    of Collateral       Current      Average    Average    Subject
Maximum Mortgage Rates (%)            Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
--------------------------------------------------------------------------------------------------------------
9.001 - 10.000                            2     1,141,651.09          3.06        5.000        752      74.24
10.001 - 11.000                          34    17,909,384.42         47.94        5.577        733      71.59
11.001 - 12.000                          37    14,593,647.74         39.06        5.636        734      65.05
12.001 - 13.000                           6     3,716,607.81          9.95        6.585        711      75.41
--------------------------------------------------------------------------------------------------------------
Total:                                   79    37,361,291.06        100.00        5.683        732      69.50
--------------------------------------------------------------------------------------------------------------
Minimum:  10.000%
Maximum:  13.000%
Weighted Average:  11.135%
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                       Total                                         Weighted
                                     Number          Current          % of                            Average
                                         of          Balance         Total     Weighted   Weighted   Original
                                   Mortgage    of Collateral       Current      Average    Average    Subject
Months to Next Rate Adjustment        Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
--------------------------------------------------------------------------------------------------------------
66 - 71                                   3       854,581.27          2.29        5.843       728      65.12
72 - 77                                   3       693,769.45          1.86        5.997       718      73.82
78 - 83                                  73    35,812,940.34         95.86        5.673       733      69.52
--------------------------------------------------------------------------------------------------------------
Total:                                   79    37,361,291.06        100.00        5.683       732      69.50
--------------------------------------------------------------------------------------------------------------
Minimum:  70
Maximum:  83
Weighted Average:  81
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 25, 2005 10:42                                                 Page 7 of 8

MSM 2005-6AR                                                    MORGAN STANLEY
                                                                    79 records
Group 4                                                    Balance: 37,361,291
===============================================================================


--------------------------------------------------------------------------------------------------------------
                                                       Total                                         Weighted
                                     Number          Current          % of                            Average
                                         of          Balance         Total     Weighted   Weighted   Original
                                   Mortgage    of Collateral       Current      Average    Average    Subject
Interest Only                         Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
--------------------------------------------------------------------------------------------------------------
N                                        20     8,745,725.78         23.41        5.619       736      67.00
Y                                        59    28,615,565.28         76.59        5.703       731      70.26
--------------------------------------------------------------------------------------------------------------
Total:                                   79    37,361,291.06        100.00        5.683       732      69.50
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                       Total                                         Weighted
                                     Number          Current          % of                            Average
                                         of          Balance         Total     Weighted   Weighted   Original
                                   Mortgage    of Collateral       Current      Average    Average    Subject
Prepayment Penalty Flag               Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
--------------------------------------------------------------------------------------------------------------
N                                        66    30,388,537.33         81.34        5.668       733      68.09
Y                                        13     6,972,753.73         18.66        5.749       729      75.64
--------------------------------------------------------------------------------------------------------------
Total:                                   79    37,361,291.06        100.00        5.683       732      69.50
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                       Total                                         Weighted
                                     Number          Current          % of                            Average
                                         of          Balance         Total     Weighted   Weighted   Original
                                   Mortgage    of Collateral       Current      Average    Average    Subject
Prepayment Penalty Term               Loans              ($)   Balance (%)   Coupon (%)       FICO    LTV (%)
--------------------------------------------------------------------------------------------------------------
0                                        66    30,388,537.33         81.34        5.668       733      68.09
12                                        3     1,430,600.00          3.83        5.749       759      78.07
36                                       10     5,542,153.73         14.83        5.750       722      75.01
--------------------------------------------------------------------------------------------------------------
Total:                                   79    37,361,291.06        100.00        5.683       732      69.50
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 25, 2005 10:42                                                 Page 8 of 8


1. Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Total                                              Weighted
                                                 Number               Current          % of                                 Average
                                                     of               Balance         Total       Weighted    Weighted     Original
                                               Mortgage         of Collateral       Current        Average     Average      Subject
Mortgage Rates (%)                                Loans                   ($)   Balance (%)     Coupon (%)        FICO      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                                         3          1,963,651.09          5.26              5         735        76.65
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                        37         17,722,686.48         47.44          5.415         739        66.59
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                        27         11,728,430.63         31.39          5.773         735        70.44
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                                         9          3,758,789.87         10.06          6.326         709        75.28
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                                         3          2,187,732.99          5.86          6.879         699        71.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                                               79         37,361,291.06           100          5.683         732         69.5
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 7.000%
Weighted Average: 5.683%




2. Net Coupon (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Total                                              Weighted
                                                 Number               Current          % of                                 Average
                                                     of               Balance         Total       Weighted    Weighted     Original
                                               Mortgage         of Collateral       Current        Average     Average      Subject
Net Coupon (%)                                    Loans                   ($)   Balance (%)     Coupon (%)        FICO      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                                        12          5,057,664.80         13.54          5.122         748        68.52
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                        43         21,424,448.09         57.34          5.531         735        67.06
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                        18          7,187,511.97         19.24          6.001         734        75.95
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                                         5          2,396,666.20          6.41          6.563         673        73.72
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                                         1          1,295,000.00          3.47              7         726           70
------------------------------------------------------------------------------------------------------------------------------------
Total:                                               79         37,361,291.06           100          5.683         732         69.5
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.750%
Maximum: 6.625%
Weighted Average: 5.409%




3. Current Mortgage Loan Principal Balance ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Total                                              Weighted
                                                 Number               Current          % of                                 Average
                                                     of               Balance         Total       Weighted    Weighted     Original
Current Mortgage Loan                          Mortgage         of Collateral       Current        Average     Average      Subject
Principal Balance ($)                             Loans                   ($)   Balance (%)     Coupon (%)        FICO      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                                     3            250,920.00          0.67          5.485         753        66.58
------------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 200,000.00                              13          2,033,961.95          5.44          5.614         736        66.85
------------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 300,000.00                               5          1,223,919.85          3.28          5.609         712        67.37
------------------------------------------------------------------------------------------------------------------------------------
300,000.01 - 400,000.00                              10          3,553,789.77          9.51          5.903         732         71.9
------------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 500,000.00                              14          6,331,008.37         16.95          5.732         744        74.65
------------------------------------------------------------------------------------------------------------------------------------
500,000.01 - 600,000.00                              14          7,710,094.29         20.64          5.571         728        71.84
------------------------------------------------------------------------------------------------------------------------------------
600,000.01 - 700,000.00                               7          4,629,451.20         12.39          5.535         718        71.84
------------------------------------------------------------------------------------------------------------------------------------
700,000.01 - 800,000.00                               3          2,257,499.52          6.04          5.703         759        64.39
------------------------------------------------------------------------------------------------------------------------------------
800,000.01 - 900,000.00                               5          4,139,904.10         11.08          5.672         727        63.22
------------------------------------------------------------------------------------------------------------------------------------
900,000.01 - 1,000,000.00                             4          3,935,742.01         10.53          5.438         733        63.28
------------------------------------------------------------------------------------------------------------------------------------
1,000,000.01 - 1,500,000.00                           1          1,295,000.00          3.47              7         726           70
------------------------------------------------------------------------------------------------------------------------------------
Total:                                               79         37,361,291.06           100          5.683         732         69.5
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 67,000.00
Maximum: 1,295,000.00
Average: 472,927.73
Total: 37,361,291.06




4. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Total                                              Weighted
                                                 Number               Current          % of                                 Average
                                                     of               Balance         Total       Weighted    Weighted     Original
FICO                                           Mortgage         of Collateral       Current        Average     Average      Subject
Score                                             Loans                   ($)   Balance (%)     Coupon (%)        FICO      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
601 - 625                                             1            323,977.16          0.87           5.75         612        56.52
------------------------------------------------------------------------------------------------------------------------------------
626 - 650                                             2          1,223,032.99          3.27          6.071         645        74.46
------------------------------------------------------------------------------------------------------------------------------------
651 - 675                                             7          2,546,321.16          6.82          5.784         669        75.32
------------------------------------------------------------------------------------------------------------------------------------
676 - 700                                             9          4,376,015.85         11.71          5.886         684        68.36
------------------------------------------------------------------------------------------------------------------------------------
701 - 725                                            16          8,045,698.61         21.53          5.544         715        71.57
------------------------------------------------------------------------------------------------------------------------------------
726 - 750                                            17          8,760,574.29         23.45          5.832         736         70.6
------------------------------------------------------------------------------------------------------------------------------------
751 - 775                                            11          4,527,235.16         12.12          5.568         764        70.88
------------------------------------------------------------------------------------------------------------------------------------
776 - 800                                            10          4,793,297.06         12.83          5.429         788        68.83
------------------------------------------------------------------------------------------------------------------------------------
801 - 825                                             6          2,765,138.78           7.4          5.648         808        54.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                                               79         37,361,291.06           100          5.683         732         69.5
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 612
Maximum: 811
Non-Zero Weighted Average: 732




5. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Total                                              Weighted
                                                 Number               Current          % of                                 Average
                                                     of               Balance         Total       Weighted    Weighted     Original
                                               Mortgage         of Collateral       Current        Average     Average      Subject
Documentation Level                               Loans                   ($)   Balance (%)     Coupon (%)        FICO      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Limited                                              42         21,882,299.26         58.57          5.692         732        69.27
------------------------------------------------------------------------------------------------------------------------------------
Full/Alt                                             19          8,069,308.31          21.6          5.466         724         68.8
------------------------------------------------------------------------------------------------------------------------------------
Lite                                                  9          2,913,746.93           7.8          5.526         762        66.69
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                  5          2,724,830.29          7.29          5.955         744        73.16
------------------------------------------------------------------------------------------------------------------------------------
No Ratio                                              3          1,652,650.00          4.42          6.441         704        77.56
------------------------------------------------------------------------------------------------------------------------------------
No Documentation                                      1            118,456.27          0.32           5.75         748           32
------------------------------------------------------------------------------------------------------------------------------------
Total:                                               79         37,361,291.06           100          5.683         732         69.5
------------------------------------------------------------------------------------------------------------------------------------




6. Original Loan-to-Value Ratio (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Total                                              Weighted
                                                 Number               Current          % of                                 Average
                                                     of               Balance         Total       Weighted    Weighted     Original
Original                                       Mortgage         of Collateral       Current        Average     Average      Subject
Loan-to-Value Ratio (%)                           Loans                   ($)   Balance (%)     Coupon (%)        FICO      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                              2            896,690.45           2.4          5.513         806         17.9
------------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                         1            118,456.27          0.32           5.75         748           32
------------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                                         2          1,277,500.00          3.42          5.425         723        38.07
------------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                                         4          1,722,852.27          4.61          5.502         742        48.25
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                         1            174,263.90          0.47           5.75         750        50.72
------------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                         7          2,550,529.31          6.83          5.662         701        56.28
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                         4          3,074,036.13          8.23          5.456         769        62.85
------------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                        10          5,003,268.45         13.39          5.973         731        68.95
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                        12          7,512,232.47         20.11          5.796         721        73.36
------------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                        33         14,529,761.81         38.89          5.611         732        79.72
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                         1            333,700.00          0.89          6.625         690         84.2
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                                        2            168,000.00          0.45          5.475         782          100
------------------------------------------------------------------------------------------------------------------------------------
Total:                                               79         37,361,291.06           100          5.683         732         69.5
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 16.81%
Maximum: 100.00%
Weighted Average by Current Balance: 69.50%




7. Coverage on Loans with Original Loan-to-Value Ratios above 80%

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Total                                              Weighted
                                                 Number               Current          % of                                 Average
                                                     of               Balance         Total       Weighted    Weighted     Original
Coverage on Loans with Original                Mortgage         of Collateral       Current        Average     Average      Subject
Loan-to-Value Ratios above 80%                    Loans                   ($)   Balance (%)     Coupon (%)        FICO      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Y                                                     1            333,700.00         66.51          6.625         690         84.2
------------------------------------------------------------------------------------------------------------------------------------
Yes-Pledged Assets                                    2            168,000.00         33.49          5.475         782          100
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                3            501,700.00           100           6.24         721        89.49
------------------------------------------------------------------------------------------------------------------------------------




8. Geographic Distribution by Balance

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Total                                              Weighted
                                                 Number               Current          % of                                 Average
Geographic                                           of               Balance         Total       Weighted    Weighted     Original
Distribution                                   Mortgage         of Collateral       Current        Average     Average      Subject
by Balance                                        Loans                   ($)   Balance (%)     Coupon (%)        FICO      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                                           27         15,133,875.41         40.51          5.654         731        66.87
------------------------------------------------------------------------------------------------------------------------------------
Florida                                               6          3,015,965.64          8.07          6.015         747        72.56
------------------------------------------------------------------------------------------------------------------------------------
Maryland                                              5          3,014,074.98          8.07          5.505         740        75.74
------------------------------------------------------------------------------------------------------------------------------------
New York                                              7          2,499,942.78          6.69          6.233         707        71.44
------------------------------------------------------------------------------------------------------------------------------------
Virginia                                              5          2,098,366.89          5.62          5.548         755        75.05
------------------------------------------------------------------------------------------------------------------------------------
Washington                                            2          1,737,500.00          4.65          5.603         735        67.26
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts                                         3          1,469,984.12          3.93           5.69         760        75.81
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                                            4          1,310,156.27          3.51          5.534         715        51.45
------------------------------------------------------------------------------------------------------------------------------------
Texas                                                 3          1,210,957.81          3.24          5.334         716        81.11
------------------------------------------------------------------------------------------------------------------------------------
Connecticut                                           1            941,000.00          2.52          5.375         715        72.66
------------------------------------------------------------------------------------------------------------------------------------
Other                                                16          4,929,467.16         13.19          5.667         729        68.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                                               79         37,361,291.06           100          5.683         732         69.5
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 21




9. Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Total                                              Weighted
                                                 Number               Current          % of                                 Average
                                                     of               Balance         Total       Weighted    Weighted     Original
                                               Mortgage         of Collateral       Current        Average     Average      Subject
Purpose                                           Loans                   ($)   Balance (%)     Coupon (%)        FICO      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                  35         18,019,358.33         48.23            5.7         727        65.19
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                             36         15,576,009.75         41.69           5.63         742        75.08
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                                 8          3,765,922.98         10.08          5.823         719        67.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                                               79         37,361,291.06           100          5.683         732         69.5
------------------------------------------------------------------------------------------------------------------------------------




10. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Total                                              Weighted
                                                 Number               Current          % of                                 Average
                                                     of               Balance         Total       Weighted    Weighted     Original
                                               Mortgage         of Collateral       Current        Average     Average      Subject
Property Type                                     Loans                   ($)   Balance (%)     Coupon (%)        FICO      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                              49         25,189,351.23         67.42          5.777         731        68.39
------------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                             20          8,519,085.05          22.8          5.466         738        71.69
------------------------------------------------------------------------------------------------------------------------------------
Condominium                                           7          3,171,877.62          8.49          5.514         738        74.23
------------------------------------------------------------------------------------------------------------------------------------
3 Family                                              2            390,977.16          1.05          5.729         634        63.97
------------------------------------------------------------------------------------------------------------------------------------
Co-op                                                 1             90,000.00          0.24          5.625         802        27.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                                               79         37,361,291.06           100          5.683         732         69.5
------------------------------------------------------------------------------------------------------------------------------------




11. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Total                                              Weighted
                                                 Number               Current          % of                                 Average
                                                     of               Balance         Total       Weighted    Weighted     Original
                                               Mortgage         of Collateral       Current        Average     Average      Subject
Occupancy                                         Loans                   ($)   Balance (%)     Coupon (%)        FICO      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                              64         32,269,496.36         86.37          5.652         733        69.09
------------------------------------------------------------------------------------------------------------------------------------
Second Home                                          11          4,559,207.70          12.2          5.954         720        71.87
------------------------------------------------------------------------------------------------------------------------------------
Investment                                            4            532,587.00          1.43          5.265         752        73.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                                               79         37,361,291.06           100          5.683         732         69.5
------------------------------------------------------------------------------------------------------------------------------------




12. Remaining Term to Stated Maturity

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Total                                              Weighted
                                                 Number               Current          % of                                 Average
                                                     of               Balance         Total       Weighted    Weighted     Original
Remaining Term                                 Mortgage         of Collateral       Current        Average     Average      Subject
to Stated Maturity                                Loans                   ($)   Balance (%)     Coupon (%)        FICO      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
346 - 348                                             5          1,306,737.54           3.5          6.034         720        66.99
------------------------------------------------------------------------------------------------------------------------------------
349 - 351                                             1            241,613.18          0.65           5.25         743           80
------------------------------------------------------------------------------------------------------------------------------------
352 - 354                                             5            959,140.00          2.57          5.328         726        72.18
------------------------------------------------------------------------------------------------------------------------------------
355 - 357                                            57         29,046,285.91         77.74          5.556         737        68.15
------------------------------------------------------------------------------------------------------------------------------------
358 - 360                                            11          5,807,514.43         15.54          6.314         712        75.89
------------------------------------------------------------------------------------------------------------------------------------
Total:                                               79         37,361,291.06           100          5.683         732         69.5
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 346
Maximum: 359
Weighted Average: 357




13. Product Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Total                                              Weighted
                                                 Number               Current          % of                                 Average
                                                     of               Balance         Total       Weighted    Weighted     Original
                                               Mortgage         of Collateral       Current        Average     Average      Subject
Product Type                                      Loans                   ($)   Balance (%)     Coupon (%)        FICO      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
7 Yr Arms                                            20          8,745,725.78         23.41          5.619         736           67
------------------------------------------------------------------------------------------------------------------------------------
7 Yr Arms - IO 10 Yrs                                 7          3,749,537.00         10.04          6.457         717        75.08
------------------------------------------------------------------------------------------------------------------------------------
7 Yr Arms - IO 7 Yrs                                 52         24,866,028.28         66.56          5.589         733        69.53
------------------------------------------------------------------------------------------------------------------------------------
Total:                                               79         37,361,291.06           100          5.683         732         69.5
------------------------------------------------------------------------------------------------------------------------------------




14. Index Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Total                                              Weighted
                                                 Number               Current          % of                                 Average
                                                     of               Balance         Total       Weighted    Weighted     Original
                                               Mortgage         of Collateral       Current        Average     Average      Subject
Index Type                                        Loans                   ($)   Balance (%)     Coupon (%)        FICO      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                                     1            200,923.46          0.54           5.75         672        68.34
------------------------------------------------------------------------------------------------------------------------------------
Libor - 6 Month                                      36         16,542,271.05         44.28          5.715         733        67.27
------------------------------------------------------------------------------------------------------------------------------------
Libor - 1 Year                                       42         20,618,096.55         55.19          5.657         732        71.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                                               79         37,361,291.06           100          5.683         732         69.5
------------------------------------------------------------------------------------------------------------------------------------




15. Gross Margin (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Total                                              Weighted
                                                 Number               Current          % of                                 Average
                                                     of               Balance         Total       Weighted    Weighted     Original
                                               Mortgage         of Collateral       Current        Average     Average      Subject
Gross Margin (%)                                  Loans                   ($)   Balance (%)     Coupon (%)        FICO      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                                        26         11,692,076.24         31.29          5.448         739        64.46
------------------------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                                        46         23,013,754.36          61.6           5.75         731        71.18
------------------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                                         6          2,519,573.46          6.74          6.194         709        77.47
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                                         1            135,887.00          0.36          5.125         716        69.34
------------------------------------------------------------------------------------------------------------------------------------
Total:                                               79         37,361,291.06           100          5.683         732         69.5
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 3.250%
Weighted Average: 2.209%




16. Initial Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Total                                              Weighted
                                                 Number               Current          % of                                 Average
                                                     of               Balance         Total       Weighted    Weighted     Original
                                               Mortgage         of Collateral       Current        Average     Average      Subject
Initial Periodic Cap (%)                          Loans                   ($)   Balance (%)     Coupon (%)        FICO      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                                        41         20,458,950.56         54.76          5.662         731        71.39
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                        38         16,902,340.50         45.24          5.709         733        67.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                                               79         37,361,291.06           100          5.683         732         69.5
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.452%




17. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Total                                              Weighted
                                                 Number               Current          % of                                 Average
                                                     of               Balance         Total       Weighted    Weighted     Original
                                               Mortgage         of Collateral       Current        Average     Average      Subject
Periodic Cap (%)                                  Loans                   ($)   Balance (%)     Coupon (%)        FICO      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                                         5          2,318,650.00          6.21          6.233         712        78.26
------------------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                                        74         35,042,641.06         93.79          5.647         733        68.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                                               79         37,361,291.06           100          5.683         732         69.5
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.938%




18. Lifetime Rate Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Total                                              Weighted
                                                 Number               Current          % of                                 Average
                                                     of               Balance         Total       Weighted    Weighted     Original
                                               Mortgage         of Collateral       Current        Average     Average      Subject
Lifetime Rate Cap (%)                             Loans                   ($)   Balance (%)     Coupon (%)        FICO      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5                                                    41         20,458,950.56         54.76          5.662         731        71.39
------------------------------------------------------------------------------------------------------------------------------------
6                                                    38         16,902,340.50         45.24          5.709         733        67.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                                               79         37,361,291.06           100          5.683         732         69.5
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.452%




19. Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Total                                              Weighted
                                                 Number               Current          % of                                 Average
                                                     of               Balance         Total       Weighted    Weighted     Original
                                               Mortgage         of Collateral       Current        Average     Average      Subject
Maximum Mortgage Rates (%)                        Loans                   ($)   Balance (%)     Coupon (%)        FICO      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                                        2          1,141,651.09          3.06              5         752        74.24
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 11.000                                      34         17,909,384.42         47.94          5.577         733        71.59
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 12.000                                      37         14,593,647.74         39.06          5.636         734        65.05
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 13.000                                       6          3,716,607.81          9.95          6.585         711        75.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                                               79         37,361,291.06           100          5.683         732         69.5
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 10.000%
Maximum: 13.000%
Weighted Average: 11.135%




20. Months to Next Rate Adjustment

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Total                                              Weighted
                                                 Number               Current          % of                                 Average
                                                     of               Balance         Total       Weighted    Weighted     Original
                                               Mortgage         of Collateral       Current        Average     Average      Subject
Months to Next Rate Adjustment                    Loans                   ($)   Balance (%)     Coupon (%)        FICO      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
66 - 71                                               3            854,581.27          2.29          5.843         728        65.12
------------------------------------------------------------------------------------------------------------------------------------
72 - 77                                               3            693,769.45          1.86          5.997         718        73.82
------------------------------------------------------------------------------------------------------------------------------------
78 - 83                                              73         35,812,940.34         95.86          5.673         733        69.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                                               79         37,361,291.06           100          5.683         732         69.5
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 70
Maximum: 83
Weighted Average: 81




21. Interest Only

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Total                                              Weighted
                                                 Number               Current          % of                                 Average
                                                     of               Balance         Total       Weighted    Weighted     Original
                                               Mortgage         of Collateral       Current        Average     Average      Subject
Interest Only                                     Loans                   ($)   Balance (%)     Coupon (%)        FICO      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
N                                                    20          8,745,725.78         23.41          5.619         736           67
------------------------------------------------------------------------------------------------------------------------------------
Y                                                    59         28,615,565.28         76.59          5.703         731        70.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                                               79         37,361,291.06           100          5.683         732         69.5
------------------------------------------------------------------------------------------------------------------------------------




22. Prepayment Penalty Flag

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Total                                              Weighted
                                                 Number               Current          % of                                 Average
                                                     of               Balance         Total       Weighted    Weighted     Original
                                               Mortgage         of Collateral       Current        Average     Average      Subject
Prepayment Penalty Flag                           Loans                   ($)   Balance (%)     Coupon (%)        FICO      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
N                                                    66         30,388,537.33         81.34          5.668         733        68.09
------------------------------------------------------------------------------------------------------------------------------------
Y                                                    13          6,972,753.73         18.66          5.749         729        75.64
------------------------------------------------------------------------------------------------------------------------------------
Total:                                               79         37,361,291.06           100          5.683         732         69.5
------------------------------------------------------------------------------------------------------------------------------------




23. Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Total                                              Weighted
                                                 Number               Current          % of                                 Average
                                                     of               Balance         Total       Weighted    Weighted     Original
                                               Mortgage         of Collateral       Current        Average     Average      Subject
Prepayment Penalty Term                           Loans                   ($)   Balance (%)     Coupon (%)        FICO      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                                    66         30,388,537.33         81.34          5.668         733        68.09
------------------------------------------------------------------------------------------------------------------------------------
12                                                    3          1,430,600.00          3.83          5.749         759        78.07
------------------------------------------------------------------------------------------------------------------------------------
36                                                   10          5,542,153.73         14.83           5.75         722        75.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                                               79         37,361,291.06           100          5.683         732         69.5
------------------------------------------------------------------------------------------------------------------------------------

Dynamic Credit Collateral Analysis
MSM 2005-6AR


I. FICO and LTV

                                 Row - %          Total           Wtd Avg    Wtd Avg    Wtd Avg    Wtd Avg   Wtd Avg
      FICO and LTV       Total Collateral    Curr. Bal.   Curr. Bal./Loan       FICO        DTI        LTV      GWAC    % SFD
      ------------       ----------------    ----------   ---------------    -------    -------    -------   -------    -----
    500-524 and > 65%
    525-574 and > 65%
    575-599 and > 65%
    600-619 and > 70%
    620-639 and > 70%                2.17    11,517,606           295,323        628      39.39      79.56      6.24    80.27
    640-659 and > 70%                3.55    18,809,043           276,604        651      37.37      78.85      6.03    65.97
    660-679 and > 80%                0.38     2,039,494           169,958        669      38.75      90.35      5.96    47.78
    680-699 and > 80%                0.54     2,882,151           221,704        692      35.18      90.62      6.20    65.29
    700-724 and > 80%                0.33     1,750,359           218,795        711      37.89      90.53      5.96    88.68
    725-749 and > 80%                0.58     3,066,726           278,793        734      32.76      89.35      5.77    53.59
     >=750 and > 90%                 0.31     1,639,613           182,179        775      36.26      97.02      6.37    29.93



                                  % Owner          %     % 2+    % Full    % Ltd     % No             % Int     % With
      FICO and LTV        % PUD       Occ   Investor   family       Doc      Doc      Doc     % MI     Only    Seconds
      ------------        -----    ------   --------   ------    ------    -----     ----     ----    -----    -------
    500-524 and > 65%
    525-574 and > 65%
    575-599 and > 65%
    600-619 and > 70%
    620-639 and > 70%      9.48     93.44       2.66     3.37     52.57    31.58     0.00    13.82    79.03      50.89
    640-659 and > 70%     25.29     93.80       1.68     2.31     43.29    35.86     5.41     3.84    84.34      66.48
    660-679 and > 80%     21.38     69.73       0.00     0.00     19.06    59.68     5.88   100.00    81.66       0.00
    680-699 and > 80%      6.06     62.38      27.51    28.65     16.16    64.10     1.98   100.00    70.97       0.00
    700-724 and > 80%     11.32     83.93      16.07     0.00     18.71    56.41    11.32   100.00    56.61       0.00
    725-749 and > 80%     42.13     82.34      13.37     0.00     20.97    43.79    20.26    88.02    62.11       0.00
     >=750 and > 90%      54.56     90.36       0.00     0.00     54.54    29.95     0.00   100.00    90.58       0.00



II. LTV and DTI


                                 Row - %          Total           Wtd Avg    Wtd Avg    Wtd Avg    Wtd Avg   Wtd Avg
      LTV and DTI        Total Collateral    Curr. Bal.   Curr. Bal./Loan       FICO        DTI        LTV      GWAC    % SFD
      -----------        ----------------    ----------   ---------------    -------    -------    -------   -------    -----
   70-79.99% and > 50%               0.72     3,813,286           381,329        733      55.82      75.91      5.61    54.56
   80-84.99% and > 50%               1.30     6,892,425           344,621        716      55.04      80.00      5.43    78.80
   85-89.99% and > 50%
   90-94.99% and > 50%
   95-99.99% and > 50%               0.03       155,705           155,705        670      52.50      95.00      5.38     0.00
  100-109.99% and > 50%
    >=110% and > 50%


                                  % Owner          %     % 2+    % Full    % Ltd     % No             % Int     % With
      LTV and DTI         % PUD       Occ   Investor   family       Doc      Doc      Doc     % MI     Only    Seconds
      -----------         -----    ------   --------   ------    ------    -----     ----     ----    -----    -------
   70-79.99% and > 50%    22.38     89.48      10.52    12.42     81.41    18.59     0.00     0.00    38.71      67.86
   80-84.99% and > 50%    16.87     90.57       9.43     2.65     74.16    25.84     0.00     0.00    51.11      50.73
   85-89.99% and > 50%
   90-94.99% and > 50%
   95-99.99% and > 50%     0.00      0.00       0.00     0.00    100.00     0.00     0.00   100.00   100.00       0.00
  100-109.99% and > 50%
    >=110% and > 50%





III. DTI and FICO




                                 Row - %          Total           Wtd Avg    Wtd Avg    Wtd Avg    Wtd Avg   Wtd Avg
      DTI AND FICO       Total Collateral    Curr. Bal.   Curr. Bal./Loan       FICO        DTI        LTV      GWAC    % SFD
      ------------       ----------------    ----------   ---------------    -------    -------    -------   -------    -----
   20-29.99% and < 550
   30-34.99% and < 600
   35-39.99% and < 675               3.68    19,493,135           324,886        653      37.87      76.44      6.06    73.89
   40-44.99% and < 675               3.98    21,110,188           305,945        655      42.42      75.54      5.94    67.35
   45-49.99% and < 700               2.77    14,702,546           300,052        673      46.97      74.16      6.09    74.08
   50-54.99% and < 750               1.55     8,219,368           373,608        681      51.74      73.60      5.49    71.50
     >=55% and < 750                 0.60     3,191,768           398,971        709      64.34      67.72      4.88    79.64


                                  % Owner          %     % 2+    % Full    % Ltd     % No             % Int     % With
      DTI AND FICO        % PUD       Occ   Investor   family       Doc      Doc      Doc     % MI     Only    Seconds
      ------------        -----    ------   --------   ------    ------    -----     ----     ----    -----    -------
   20-29.99% and < 550
   30-34.99% and < 600
   35-39.99% and < 675    11.50     88.52       4.12     6.23     33.41    66.59     0.00     3.20    89.67      50.78
   40-44.99% and < 675    22.28     86.98      10.28     6.22     31.56    68.44     0.00     7.75    86.44      54.46
   45-49.99% and < 700    18.35     83.94       8.60     2.49     40.50    59.50     0.00     1.82    92.66      56.94
   50-54.99% and < 750    19.43     82.20       5.69     5.76     74.74    25.26     0.00     1.89    34.31      65.81
     >=55% and < 750       0.00     87.18      12.82     0.00     87.18    12.82     0.00     0.00    25.05       9.73




IV. LIMITED AND STATED  DOC

                                 Row - %          Total           Wtd Avg    Wtd Avg    Wtd Avg    Wtd Avg   Wtd Avg
          FICO           Total Collateral    Curr. Bal.   Curr. Bal./Loan       FICO        DTI        LTV      GWAC    % SFD
          ----           ----------------    ----------   ---------------    -------    -------    -------   -------    -----
         500-524
         525-574
         575-599
         600-619
         620-639                     1.13     5,967,086           314,057        630      38.42      73.54      6.15    60.68
         640-659                     2.33    12,354,528           325,119        651      37.58      70.50      6.02    56.91
         660-679                     6.96    36,872,789           344,606        669      35.33      76.79      6.02    75.06
         680-699                    10.88    57,663,986           367,287        689      36.86      76.20      5.86    56.27
         700-724                    12.16    64,458,345           354,167        712      34.46      76.44      5.69    61.73
         725-749                     9.95    52,750,233           351,668        736      36.22      76.68      5.68    67.89
          >=750                     10.93    57,922,219           355,351        773      35.90      76.44      5.63    63.49





                                  % Owner          %     % 2+    % Full    % Ltd    % No             % Int
          FICO            % PUD       Occ   Investor   family       Doc      Doc     Doc     % MI     Only    % CA    % NY    %FL
          ----            -----   -------   --------   ------    ------    -----    ----     ----    -----    ----    ----    ---
         500-524
         525-574
         575-599
         600-619
         620-639           6.02     91.27       3.39     6.50      0.00   100.00    0.00     2.07    71.04   18.87    0.00    0.00
         640-659          26.26     77.65      19.56     9.69      0.00   100.00    0.00     2.25    78.50   30.93    4.48   30.49
         660-679          14.80     80.87      13.20     4.18      0.00   100.00    0.00     3.30    90.47   51.74    1.06    8.85
         680-699          29.14     84.70      10.80     8.13      0.00    98.16    0.00     3.79    87.40   39.45    2.82   10.06
         700-724          20.84     84.82      11.42     8.36      0.00   100.00    0.00     1.53    87.87   45.65    0.72   12.00
         725-749          18.60     84.25      14.12     5.47      0.00    98.46    0.00     2.55    93.33   56.15    0.88    6.48
          >=750           18.10     85.21      13.21     6.55      0.00    95.66    0.00     1.92    92.25   50.06    6.42   10.80




V. High LTV LOANS

                                 Row - %          Total           Wtd Avg    Wtd Avg    Wtd Avg    Wtd Avg   Wtd Avg
           LTV           Total Collateral    Curr. Bal.   Curr. Bal./Loan       FICO        DTI        LTV      GWAC    % SFD
           ---           ----------------    ----------   ---------------    -------    -------    -------   -------    -----
        80-89.99%                   45.12   239,109,901           315,448        717      37.19      80.14      5.78    66.21
        90-94.99%                    1.25     6,625,770           207,055        711      36.85      90.50      6.21    61.41
        95-99.99%                    0.49     2,602,425           200,187        706      36.11      95.00      6.04    62.77
       100-109.99%                   0.25     1,325,775           189,396        749      37.83     100.00      5.96    11.89
         >=110%


                                  % Owner           %      % 2+   % Full     % Ltd      % No               % Int
           LTV            % PUD       Occ    Investor    family      Doc       Doc       Doc      % MI      Only      % CA
           ---            -----    ------    --------    ------   ------     -----      ----      ----     -----   -------
        80-89.99%         18.53     87.73       10.08      5.98    23.19     66.58      3.56      2.08     90.96     40.81
        90-94.99%         14.87     56.33       29.59     12.46    12.60     59.81      8.14    100.00     82.36      5.70
        95-99.99%         16.08     91.17        0.00      0.00    31.50     21.03      7.61    100.00     81.06      0.00
       100-109.99%        88.11     70.68        0.00      0.00    70.68     29.32      0.00    100.00    100.00      0.00
         >=110%



           LTV               % NY       % FL     2/28      3/27      5/25     Fixed
           ---            -------      -----     ----      ----      ----     -----
        80-89.99%            2.27       6.12     2.60      6.96     25.27     24.78
        90-94.99%           14.78      28.16     0.00      5.70     25.20     25.40
        95-99.99%            0.00      51.66     9.77      5.98     32.75     27.18
       100-109.99%           0.00      17.40     0.00     15.08     55.60      0.00
         >=110%





VI. IO LOANS

                                 Row - %          Total           Wtd Avg    Wtd Avg    Wtd Avg    Wtd Avg   Wtd Avg
          FICO           Total Collateral    Curr. Bal.   Curr. Bal./Loan       FICO        DTI        LTV      GWAC    % SFD
          ----           ----------------    ----------   ---------------    -------    -------    -------   -------    -----
         500-524
         525-574
         575-599
         600-619
         620-639
         640-659
         660-679
         680-699
         700-724                    16.37    86,761,103           351,260        712      35.23      75.19      5.70    61.34
         725-749                    14.41    76,372,754           345,578        737      36.50      74.57      5.70    59.94
          >=750                     19.65   104,114,313           352,930        774      36.44      73.66      5.71    62.30



                                  % Owner           %      % 2+   % Full     % Ltd      % No               % Int
          FICO            % PUD       Occ    Investor    family      Doc       Doc       Doc      % MI      Only      % CA
          ----            -----    ------    --------    ------   ------     -----      ----      ----     -----      ----
         500-524
         525-574
         575-599
         600-619
         620-639
         640-659
         660-679
         680-699
         700-724          22.09     85.44       10.94      7.88    16.98     65.28     12.64      1.14    100.00     47.35
         725-749          23.47     83.55       15.15      8.68    21.16     63.96     11.10      2.49    100.00     50.89
          >=750           18.92     84.17       12.67      8.26    25.85     48.91     17.36      2.97    100.00     49.10



          FICO               % NY     % FL    IO2Yr     IO3Yr    IO5Yr     IO10Yr
          ----               ----     ----    -----     -----    -----     ------
         500-524
         525-574
         575-599
         600-619
         620-639
         640-659
         660-679
         680-699
         700-724             0.12     9.33     0.82      3.30    12.09      83.79
         725-749             1.61     7.27     0.34      4.43     9.27      85.96
          >=750              4.89     7.87     1.40      6.95     8.61      83.04




VI (a) Investor LOANS

                              Row - %             Total           Wtd Avg    Wtd Avg    Wtd Avg    Wtd Avg   Wtd Avg
          FICO        Total Collateral       Curr. Bal.   Curr. Bal./Loan       FICO        DTI        LTV      GWAC    % SFD
          ----        ----------------       ----------   ---------------    -------    -------    -------   -------    -----
         500-524
         525-574
         575-599
         600-619
         620-639
         640-659
         660-679
         680-699
         700-724                  2.15    11,414,794.91        248,147.72     714.08      35.92      72.94      6.33    48.60
         725-749                  2.40    12,713,920.89        259,467.77     737.04      35.92      70.65      6.12    31.34
          >=750                   3.00    15,884,506.68        248,195.42     775.91      36.78      72.64      6.09    59.58



                                  % Owner          %        % 2+     % Full      % Ltd      % No             % Int
          FICO         % PUD          Occ   Investor      family        Doc        Doc       Doc    % MI      Only
          ----         -----       ------   --------      ------     ------      -----      ----    ----     -----
         500-524
         525-574
         575-599
         600-619
         620-639
         640-659
         660-679
         680-699
         700-724       20.12            -     100.00       20.46      12.19      64.48     11.39    2.46     83.18
         725-749       17.98            -     100.00       36.62      28.46      56.94      4.47    3.23     91.03
          >=750         9.93            -     100.00       23.99      22.70      41.02      6.02    8.23     83.02





          FICO            % CA      % NY      % FL    IO2Yr     IO3Yr     IO5Yr    IO10Yr
          ----            ----      ----      ----    -----     -----     -----    ------
         500-524
         525-574
         575-599
         600-619
         620-639
         640-659
         660-679
         680-699
         700-724          25.41        -     19.31     1.94      4.50     12.32     64.41
         725-749          32.44        -     11.75        -      4.79     17.19     69.05
          >=750           37.46        -     10.22     1.67      0.99     14.44     65.92




VI.(b) NINA LOANS

                              Row - %             Total            Wtd Avg     Wtd Avg   Wtd Avg    Wtd Avg   Wtd Avg
          FICO        Total Collateral       Curr. Bal.    Curr. Bal./Loan        FICO       DTI        LTV      GWAC      % SFD
          ----        ----------------       ----------    ---------------     -------   -------    -------   -------      -----
         500-524
         525-574
         575-599
         600-619
         620-639
         640-659
         660-679
         680-699
         700-724                  2.80    14,838,844.75         401,049.86      712.81         -      63.07      5.72      77.51
         725-749                  2.80    14,843,203.14         424,091.52      737.77     28.26      57.17      5.63      55.48
          >=750                   5.10    27,047,461.32         351,265.73      778.17         -      56.05      5.66      74.93



                                  % Owner            %        % 2+     % Full      % Ltd      % No            % Int
          FICO          % PUD         Occ     Investor      family        Doc        Doc       Doc    % MI     Only
          ----          -----      ------     --------      ------     ------      -----      ----    ----    -----
         500-524
         525-574
         575-599
         600-619
         620-639
         640-659
         660-679
         680-699
         700-724        18.39       86.84         8.76           -          -          -    100.00    1.34    73.91
         725-749        34.70       96.17         3.83        3.23          -          -    100.00    1.71    57.10
          >=750         16.67       95.61         3.53        3.42          -          -    100.00    1.78    66.81



          FICO             % CA      % NY     % FL     IO2Yr      IO3Yr      IO5Yr      IO10Yr
          ----             ----      ----     ----     -----      -----      -----      ------
         500-524
         525-574
         575-599
         600-619
         620-639
         640-659
         660-679
         680-699
         700-724          61.34         -     9.74      1.22          -      2.35        70.34
         725-749          65.40         -    11.62         -       4.44      8.46        44.20
          >=750           77.07      3.64     1.63      4.39       1.88      1.75        58.79


VII.  SECOND LIEN LOANS (IF ANY)




                              Row - %             Total            Wtd Avg     Wtd Avg     Wtd Avg    Wtd Avg   Wtd Avg
          FICO        Total Collateral       Curr. Bal.    Curr. Bal./Loan        FICO         DTI       CLTV      GWAC     % SFD
          ----        ----------------       ----------    ---------------     -------     -------    -------   -------     -----
         500-524
         525-549
         550-574
         575-599
         600-624
         625-649
         650-674
         675-699
         700-724
         725-749
          >=750




                                  % Owner            %        % 2+     % Full      % Ltd      % No            % Int
          FICO          % PUD         Occ     Investor      family        Doc        Doc       Doc    % MI     Only
          ----          -----      ------     --------      ------     ------      -----      ----    ----    -----
         500-524
         525-549
         550-574
         575-599
         600-624
         625-649
         650-674
         675-699
         700-724
         725-749
          >=750



          FICO             % CA      % NY     % FL
          ----             ----      ----     ----
         500-524
         525-549
         550-574
         575-599
         600-624
         625-649
         650-674
         675-699
         700-724
         725-749
          >=750










VIII. MANUFACTURED HOME LOANS (IF ANY)

                              Row - %             Total            Wtd Avg     Wtd Avg     Wtd Avg    Wtd Avg   Wtd Avg
          FICO        Total Collateral       Curr. Bal.    Curr. Bal./Loan        FICO         DTI        LTV      GWAC     % SFD
          ----        ----------------       ----------    ---------------     -------     -------    -------   -------     -----
         500-524
         525-549
         550-574
         575-599
         600-624
         625-649
         650-674
         675-699
         700-724
         725-749
          >=750




                                  % Owner            %        % 2+     % Full      % Ltd      % No            % Int
          FICO          % PUD         Occ     Investor      family        Doc        Doc       Doc    % MI     Only
          ----          -----      ------     --------      ------     ------      -----      ----    ----    -----
         500-524
         525-549
         550-574
         575-599
         600-624
         625-649
         650-674
         675-699
         700-724
         725-749
          >=750



          FICO             % CA      % NY     % FL    2/28      3/27    5/25    Fixed
          ----             ----      ----     ----    ----      ----    ----    -----
         500-524
         525-549
         550-574
         575-599
         600-624
         625-649
         650-674
         675-699
         700-724
         725-749
          >=750
